UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):
                               July 14, 2005


                     COMMISSION FILE NUMBER:  0-50491
                                              -------

                     UNIPRO FINANCIAL SERVICES, INC.
          ----------------------------------------------------
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  Florida                                       65-1193022
---------------------------------------------------------------
(State or Other Jurisdiction of             (I.R.S. Employer
Incorporation or Organization)            Identification Number)

                         14241 SW 92nd Avenue
                           Miami, FL 33176
                           ---------------
                (Address of principal executive offices)

                    (561) 289-5175 * (305 378-1948)
                    -------------------------------
                    (Registrant's telephone number)


                   1450 South Dixie Highway, Suite 200
                           Boca Raton, FL 33432
              ---------------------------------------------
             (Address of former principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Section 1 - Registrant's Business and Operations

Item 1.02 Termination of a Material Definitive Agreement.

On July 14, 2005, Global Technology Resource Holdings Corporation ("Global") a Nevada corporation, gave written notification to Registrant asserting that Global was unable to raise sufficient working capital to create a viable business entity and thereby was defaulting in its obligations under both the Asset Purchase Agreement and the contemporaneous Share Repurchase Agreement entered into on July 11, 2005, copies of which were previously filed by Registrant with its Form 8-K filing of July 11, 2005 and are incorporated herein by reference.

The aforesaid agreements did not provide Global with termination privileges and by virtue of their default the Registrant has retained the non-refundable $25,000 deposit paid by Global as liquidated damages pursuant to the provisions of the Share Repurchase Agreement.


Section 8 - Other Events
Item 8.01 Other Events.

On July 18, 2005 the Board of Directors, with the consent of the Registrant's officers, unanimously revoked its June 24, 2005 grant to the officers of an aggregate of 50,000 shares of Common Stock and 150,000 Options to purchase shares at the exercise price of $1.00 per share. Simultaneously, and with the grantee's consent, the Board revoked the 40,000 stock options that had been granted to an independent consultant on June 24, 2005.

Effective July 18, 2005 the Registrant has changed its principal place of business to the offices of its Chairman of the Board at 14241 SW 92nd Avenue, Miami, Florida 33176, in an oral agreement providing for a $125 monthly rental to begin August 2005.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 19, 2005

                                 UniPro Financial Services, Inc.
                                   (Registrant)

                                 By: /s/ Harvey Judkowitz
                                     ---------------------------
                                     Harvey Judkowitz
                                     President and Chief
                                     Executive Officer

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